UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2013

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Meeting”) on May 23, 2013. At the Meeting, the Company’s stockholders voted on the election of eight nominated directors to serve for the ensuing year, a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013, and a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers.

As of March 25, 2013, the record date for the Meeting, there were 250,293,876 shares of the Company’s common stock, 2,803,812 shares of its Series E preferred stock, and 2,466,787 shares of its Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Meeting. At the Meeting, all of the eight directors were elected and all of the matters submitted for approval were approved. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Meeting.

1.  At the Meeting, the Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2014, or until his or her respective successor is duly elected and qualified:

				Broker
Name	Votes For	Votes Withheld	Abstentions	Non-Votes

Katherine A. Cattanach	210,082,778	4,649,832	-0-	14,623,562
Eric J. Foss	210,402,616	4,329,994	-0-	14,623,562
Robert P. Freeman	209,219,675	5,512,935	-0-	14,623,562
Jon A. Grove	206,821,757	7,910,853	-0-	14,623,562
James D. Klingbeil	209,959,100	4,773,510	-0-	14,623,562
Lynne B. Sagalyn	206,956,929	7,775,681	-0-	14,623,562
Mark J. Sandler	208,283,508	6,449,102	-0-	14,623,562
Thomas W. Toomey	210,555,140	4,177,470	-0-	14,623,562

2. At the Meeting, the stockholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

213,782,651	15,367,453	206,068	n/a

3. At the Meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the company’s Proxy Statement for the Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

205,828,737	8,060,238	843,635	14,623,562

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 28, 2012	By:	/s/ Warren L. Troupe

Name: Warren L. Troupe
Title: Senior Executive Vice President